UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 20, 2019, Whitefort Capital Master Fund, LP (“Whitefort”) filed a petition (the “Whitefort Action”) against Novelion Therapeutics Inc. (“Novelion”), as respondent, in the Supreme Court of British Columbia seeking (i) a declaration that Novelion has breached section 301 of the Business Corporations Act of British Columbia (“Section 301 of the BCA”), (ii) an order pursuant to Section 301 of the BCA requiring Novelion to hold a special meeting of its shareholders to vote on whether Novelion should “dispose of” the intercompany loan between Novelion (as lender) and Aegerion Pharmaceuticals, Inc. (“Aegerion”) (as debtor) (the “Intercompany Loan”) pursuant to the terms of a Restructuring Support Agreement entered into by, inter alia, Novelion and Aegerion on May 20, 2019 in connection with Aegerion’s Chapter 11 plan of reorganization (the “Plan of Reorganization”) in the United States Bankruptcy Court, Southern District of New York (the “Bankruptcy Court”) Case No. 19-11632 (the “Aegerion Bankruptcy Case”) and (iii) an order pursuant to Section 301 of the BCA providing that unless and until the shareholders of Novelion vote to approve the “disposition” of the Novelion Intercompany Loan pursuant to the terms of the Restructuring Support Agreement at the special meeting, Novelion is enjoined from consummating such “disposition transaction,” and further that Novelion is required to vote its claim against any Plan of Reorganization that seeks to “dispose of” the Intercompany Loan without a shareholder vote.  In connection with the Whitefort Action, Whitefort also filed a statement in the Aegerion Bankruptcy Case, advising the Bankruptcy Court of the pendency of the Petition in Canada.

Novelion believes that the Whitefort Action lacks any merit and that, contrary to Whitefort’s allegations, Novelion’s entry into the Restructuring Support Agreement providing for the treatment of the Intercompany Loan and Novelion’s support of the Plan of Reorganization comply fully with applicable law and no approval of the Novelion shareholders is required in connection therewith.  Novelion intends to vigorously defend against the Whitefort Action.

Cautionary Information Regarding Trading in the Company’s Securities

Novelion cautions that trading in Novelion’s securities during the pendency of the restructuring transactions contemplated by the Restructuring Support Agreement is highly speculative and poses substantial risks. Trading prices for Novelion’s securities may bear little or no relationship to the actual value realized, if any, by holders of Novelion’s securities in the restructuring transactions. Accordingly, Novelion urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements and Risk Factors

Certain statements in this report constitute “forward-looking statements” and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. Any statements contained herein which do not describe historical facts, including, among others, statements regarding beliefs about, and expectations for, the Whitefort Action and the merits thereof, compliance with applicable law, the Plan of Reorganization, including the proposed transaction between Aegerion and Amryt, including the key terms, expected ownership, benefits of the proposed transaction to Novelion’s and Aegerion’s stakeholders and the Restructuring Support Agreement are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, Novelion’s ability to defend against the Whitefort Action, especially in light of Novelion’s strained liquidity and other resources; Novelion’s and Aegerion’s ability to meet immediate operational needs and obligations, as well as long-term obligations; Novelion’s and Aegerion’s ability to continue as a going concern; the possibility that the restrictions in and other terms of Aegerion’s loan arrangements could have a negative impact on Novelion’s business and its shareholders (whose interests may not be aligned, and may be in conflict, with those of Aegerion’s holders of convertible notes and other lenders); whether Aegerion will be able to successfully complete the restructuring transactions contemplated by the Restructuring Support Agreement; that Novelion will not realize the benefits of such restructuring transactions; potential adverse effects of the Aegerion Bankruptcy Case; the debtors’ ability to obtain timely approval by the Bankruptcy Court with respect to motions and applications filed in the Aegerion Bankruptcy Case; third party objections to the restructuring transactions, the debtor-in-possession loan facility or other pleadings filed, which could, among other consequences, threaten the success,  or, at the very least, protract, the Aegerion Bankruptcy Case;  the effects of Aegerion’s bankruptcy on Novelion and on the interest of various constituents, including holders of Novelion’s common stock; the Bankruptcy Court’s rulings in the Aegerion Bankruptcy Case; risks associated with third party motions or objections in the Aegerion Bankruptcy Case; and increased administrative and legal costs related to the Chapter 11 process and other litigation, including the Whitefort Action, and inherent risks involved in a bankruptcy process; Novelion’s ability to maintain its listing status on Nasdaq (the failure of which would constitute an event of default under Aegerion’s loan arrangements), as well as those risks identified in Novelion’s filings with the Commission, including under the heading “Risk Factors” in Novelion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and subsequent filings with the U.S. Securities and Exchange Commission (the “Commission”), including its Current Report on Form 8-K filed on May 21, 2019 (which includes important information about the Plan of Reorganization and related matters) all of which are available on the Commission’s website at www.sec.gov.

Novelion cautions investors not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, Novelion undertakes no obligation to update or revise the information contained in this report, whether as a result of new information, future events or circumstances or otherwise. Given the uncertainties, assumptions and risk factors associated with this type of information, including those described above, investors are cautioned that the information may not be an appropriate subject of reliance for other purposes.

Investors and others should note that Novelion communicates with its investors and the public using the Novelion website www.novelion.com, including, but not limited to, company disclosures, investor presentations and FAQs, Commission filings, press releases, public conference call transcripts and webcast transcripts. The information that Novelion posts on this website could be deemed to be material information. As a result, Novelion encourages investors, the media and others interested to review the information that Novelion posts there on a regular basis. The contents of Novelion’s website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Michael Price
	Name:	Michael Price
	Title:	Executive Vice President & Chief Financial Officer

Date: June 24, 2019